UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

-----------------------------------------

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 5, 2014

ESCO TECHNOLOGIES INC.
(Exact Name of Registrant as Specified in Charter)

Missouri	1-10596	43-1554045
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

9900A Clayton Road, St. Louis, Missouri	63124-1186
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   314-213-7200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.113d-4 (c))

Item 2.02                      Results of Operations and Financial Condition

Today, February 6, 2014, the Registrant is issuing a press release (furnished as Exhibit 99.1 to this report) announcing its fiscal year 2014 first quarter financial and operating results.  See Item 7.01, Regulation FD Disclosure, below.

Item 5.07                      Submission of Matters to a Vote of Security Holders

The 2014 Annual Meeting of the Registrant’s stockholders was held on February 5, 2014.  At the meeting, the stockholders voted on the following matters.

1.	The voting for directors was as follows:

Nominee	For	Withheld	Broker Non-Votes

L.W. Solley	23,731,608	853,151	929,778
J.D. Woods	24,041,625	543,494	929,778
G.E. Muenster	20,859,227	3,725,532	929,778

2.	The voting to ratify the Registrant’s appointment of KPMG LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending September 30, 2014 was as follows:

For	Against	Abstain

25,260,797	245,113	8,627

3.	The advisory vote on the resolution to approve the compensation of the Registrant’s executive officers was as follows:

For	Against	Abstain	Broker Non-Votes

24,178,810	380,905	25,043	929,779

4.	The vote on the shareholder proposal relating to sustainability reporting was as follows:

For	Against	Abstain	Broker Non-Votes

5,353,326	16,856,183	2,375,248	929,780

Item 7.01                      Regulation FD Disclosure

Today, February 6, 2014, the Registrant is issuing a press release (Exhibit 99.1) announcing its fiscal year 2014 first quarter financial and operating results.  The Registrant will conduct a related Webcast conference call today at 4:00 p.m. Central Time.  This press release will be posted on the Registrant’s web site located at http://www.escotechnologies.com.  It can be viewed through the “Investor Relations” page of the web site under the tab “Press Releases,” although the Registrant reserves the right to discontinue that availability at any time.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.                          Description of Exhibit
99.1                          Press Release dated February 6, 2014

Other Matters

The information in this report furnished pursuant to Item 2.02 and Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 as amended (“Exchange Act”) or otherwise subject to the liabilities of that section, unless the Registrant incorporates it by reference into a filing under the Securities Act of 1933 as amended or the Exchange Act.

References to the Registrant’s web site address are included in this Form 8-K and the press release only as inactive textual references, and the Registrant does not intend them to be active links to its web site.  Information contained on the Registrant’s web site does not constitute part of this Form 8-K or the press release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 6, 2014.
ESCO TECHNOLOGIES INC.

By:   /s/G.E. Muenster
G.E. Muenster
Executive Vice President
and Chief Financial Officer